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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 24, 1998
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                          METROPOLITAN FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

             Ohio                       000-21553               34-1109469
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 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
 Incorporation of Organization)        File Number)          Identification No.)

              6001 Landerhaven Drive, Mayfield Heights, Ohio       44124
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               (Address of Principal Executive Offices)          (Zip Code)


                                 (440) 646-1111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)






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Item 5. Other Events

Directors of Metropolitan Financial Corp., at a meeting held November 24, 1998, authorized a 10% stock dividend at the rate of one share of common stock for each ten shares of common stock currently held. Fractional shares will not be distributed. The stock dividend will be made on December 29, 1998, to stockholders of record on December 15, 1998.


Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

     Exhibit 99.1                             Press Release






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METROPOLITAN FINANCIAL CORP.



                                           By: /s/ David G. Lodge
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                                              David G. Lodge,
                                              President (principal financial
                                              and accounting officer)

                                              Date: December 8, 1998





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                                  EXHIBIT INDEX


     Exhibit Number                                       Exhibit Description
     --------------                                       -------------------

         99.1                                                 Press Release








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